SCM Trust

ICON Equity Income Fund

ICON Flexible Bond Fund

ICON Equity Fund

ICON Consumer Select Fund

ICON Natural Resources and Infrastructure Fund

ICON Health and Information Technology Fund

ICON Utilities and Income Fund

(the “Funds”)

Supplement dated August 3, 2026 to the

Statement of Additional Information (“SAI”), dated

May 1, 2026

This Supplement supersedes the information contained in the Supplement to the Funds’ SAI dated July 30, 2026.

The fifth paragraph in the “Soft dollar transactions” section of the Funds’ SAI is deleted in its entirety and replaced with the following:

“Research and brokerage services provided by brokers on a “soft dollar basis” in connection with the management of certain accounts may be used by ICON in managing client accounts other than those accounts generating such services (including the other Funds). In such cases, there is a conflict of interest because the research and brokerage services may benefit certain clients of ICON more than the client account (including a Fund) whose trading activity generated the “soft dollar” research and brokerage services.”

Please retain this supplement with your SAI